Exhibit 4.8
EXECUTION COPY

NOTE PURCHASE AGREEMENT
Dated as of April 5, 2011
among
DELTA AIR LINES, INC.,
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Class A Pass Through Trustee
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Subordination Agent
U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent
and
U.S. BANK TRUST NATIONAL ASSOCIATION,
as Paying Agent

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Table of Contents

		Page
Section 1.	Financing of Aircraft	3

Section 2.	Conditions Precedent	7

Section 3.	Representations and Warranties	8

Section 4.	Covenants	12

Section 5.	Depositary Downgrade and Replacement of Depositary	15

Section 6.	Notices	17

Section 7.	Expenses	17

Section 8.	Further Assurances	18

Section 9.	Miscellaneous	18

Section 10.	Governing Law	19

Schedule I	Aircraft and Existing Financings
Schedule II	Trust Supplements
Schedule III	Required Terms

Annex A	Definitions

Exhibit A	Form of Funding Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement
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NOTE PURCHASE AGREEMENT
          This NOTE PURCHASE AGREEMENT (this “Note Purchase Agreement”), dated as of April 5, 2011, is made by and among (i) DELTA AIR LINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), (ii) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity, together with any successor in interest and any successor or other trustee appointed as provided in the Class A Pass Through Trust Agreement (as defined below), the “Class A Pass Through Trustee”) under the Class A Pass Through Trust Agreement (as defined below), (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under the Escrow and Paying Agent Agreement (as defined below), and (v) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under the Escrow and Paying Agent Agreement.
W I T N E S S E T H:
          WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;
          WHEREAS, the Company owns the 26 Boeing aircraft described in Schedule I hereto (each, an “Aircraft”, and collectively, the “Aircraft”), which Aircraft are subject to certain financings described in Schedule I hereto (such financings, the “Existing Financings”);
          WHEREAS, pursuant to the Basic Pass Through Trust Agreement and the Trust Supplement described in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, one grantor trust (the “Class A Pass Through Trust”; and the Basic Pass Through Trust Agreement, together with such Trust Supplement, as amended, supplemented or otherwise modified from time to time in accordance with their terms, the “Class A Pass Through Trust Agreement”) has been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (together with any other pass through certificates for which such pass through certificates may be exchanged, collectively, the “Class A Certificates”) to provide financing, among other things, for the purchase by the Class A Pass Through Trust of the Series A Equipment Notes to be issued in respect of, and secured by a security interest in, each of the Aircraft;
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          WHEREAS, the Company has entered into the Underwriting Agreement, dated March 30, 2011 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Underwriting Agreement”) with the Underwriters named therein (the “Underwriters”) which provides that the Company will cause the Class A Pass Through Trustee to issue and sell the Class A Certificates to the Underwriters on the Issuance Date;
          WHEREAS, the Company may in the future enter into a Trust Supplement with respect to the Class B Pass Through Trust further to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance of the Class B Certificates to provide financing for the purchase by the Class B Pass Through Trustee of the Series B Equipment Notes, if issued in respect of, and secured by a security interest in, the Aircraft;
          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into that certain Deposit Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Deposit Agreement”) whereby the Escrow Agent has agreed to direct the Underwriters to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the Class A Pass Through Trustee to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Underwriters, the Class A Pass Through Trustee, the Paying Agent and the Escrow Agent have entered into that certain Escrow and Paying Agent Agreement (Class A), dated as of the Issuance Date, relating to the Class A Pass Through Trust (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Escrow and Paying Agent Agreement”), whereby, among other things, (a) the Underwriters have agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the Escrow Agent and (b) the Escrow Agent, upon the Depositary receiving such Initial Deposits, has agreed to deliver escrow receipts to be affixed to each Class A Certificate;
          WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, each Pass Through Trustee then in existence and each of the Subordination Agent, U.S. Bank and the Company will enter into the applicable Financing Agreements to which it is intended to be a party relating to each Aircraft;
          WHEREAS, upon the financing of each Aircraft, the Class A Pass Through Trustee will fund its purchase of the Series A Equipment Notes in respect of such Aircraft with the proceeds of a Deposit withdrawn by the Escrow Agent under the Deposit Agreement; and
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          WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Class A Liquidity Provider has entered into the Class A Liquidity Facility, for the benefit of the holders of the Class A Certificates, with the Subordination Agent, as agent for the Class A Pass Through Trustee on behalf of the Class A Pass Through Trust and (ii) the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent have entered into the Intercreditor Agreement.
          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Financing of Aircraft.
     (a) Agreement to Finance. The Company agrees to finance the Aircraft in the manner provided herein, all on and subject to the terms and conditions hereof and of the applicable Financing Agreements, by the date referred to in clause (a) of the definition of Delivery Period Termination Date.
     (b) Funding Notice. In furtherance of the foregoing, and in respect of each Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Funding Notice under Section 1(f), one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Funding Notice”), of the date (which date shall not be earlier than the seventh day after the date of establishment of the relevant Deposit unless the seven-day requirement set forth in the first sentence of Section 2.3(a) of the Deposit Agreement has been waived by the Depositary pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement and not reinstated pursuant to the last sentence of Section 2.3(a) of the Deposit Agreement) scheduled for the financing as contemplated hereby in respect of such Aircraft (the “Funding Date”), which notice shall:
     (i) specify the Funding Date of such Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);
     (ii) instruct the Pass Through Trustee of each Pass Through Trust then in existence to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Funding Date as specified in such Funding Notice and to perform its obligations thereunder;
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     (iii) instruct the Class A Pass Through Trustee to deliver to the Escrow Agent the “Withdrawal Certificate” and the related “Applicable Notice of Purchase Withdrawal” contemplated by Section 1.02(c) of the Escrow and Paying Agent Agreement with respect to the Equipment Notes to be issued to the Class A Pass Through Trustee in connection with the financing of such Aircraft; and
     (iv) specify the aggregate principal amount of each series of Equipment Notes to be issued, and purchased by each such Pass Through Trustee, in connection with the financing of such Aircraft scheduled to be consummated on such Funding Date (which aggregate principal amount shall be as specified in, or as adjusted in accordance with, as the case may be, the Required Terms).
     (c) [Reserved.]
     (d) Entering into Financing Agreements. Upon receipt of a Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall, and shall cause the Subordination Agent to, enter into and perform their obligations under each applicable Participation Agreement and follow the other instructions specified in such Funding Notice; provided that, with respect to each Aircraft to be financed:
     (i) subject to clauses (ii)-(iv) immediately below, the applicable Participation Agreement and the applicable Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto and (x) the amortization schedule for each Series A Equipment Note issued under such Indenture shall be as set forth in the relevant table attached as part of Schedule III hereto and (y) the relevant Financing Agreements shall provide for the purchase by the Class A Pass Through Trustee of the Series A Equipment Notes in the principal amounts specified in Schedule III hereto;
     (ii) subject to clauses (iii) and (iv) immediately below, if (x) the Company shall have obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency in connection with any material modifications of the applicable Financing Agreements from the forms of Financing Agreements annexed hereto (including the form of Equipment Note included in the form Indenture annexed hereto) and delivered such Rating Agency Confirmation to the Pass Through Trustee of each Pass Through Trust then in existence on or before the applicable Funding Date or (y) such Rating Agency Confirmation shall have been obtained with respect to material modifications of the Financing Agreements relating to another or any Aircraft or with respect to material modifications of the forms of Financing
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Agreements annexed hereto and the applicable Financing Agreements incorporate such material modifications without additional material modifications, the applicable Financing Agreements, as executed and delivered, may incorporate such material modifications, if any;
     (iii) the applicable Financing Agreements, as executed and delivered, shall comply with the Required Terms; and
     (iv) the Company is not required to obtain or deliver a Rating Agency Confirmation or a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications to the applicable Financing Agreements that are expressly permitted by the Required Terms or by Section 5(e) of this Note Purchase Agreement.
          Notwithstanding the foregoing, (x) the Financing Agreements with respect to any Aircraft and the forms of Financing Agreements annexed hereto may be modified to the extent required for the issuance or successive redemption and issuance of the Series B Equipment Notes pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith, and (y) the Company is not required to deliver a certification pursuant to Section 2(b)(ii) of this Note Purchase Agreement in connection with any modifications of the Financing Agreements contemplated by this sentence. With respect to each Aircraft, the Company shall cause U.S. Bank (or such other Person that meets the eligibility requirements to act as loan trustee under the applicable Indenture) to execute as the applicable Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Aircraft, together with a true and complete set of the closing documentation (including legal opinions) delivered to the applicable Loan Trustee, the Subordination Agent and the Pass Through Trustee of each Pass Through Trust then in existence under the applicable Participation Agreement.
     (e) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture to which an Aircraft shall have been subjected shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee.
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     (f) Postponement of Delivery and Funding. If, on the Funding Date for any Aircraft, the financing of such Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified a new Funding Date on which such Aircraft may be subjected to the financing as provided herein (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Funding Notice specifying such new Funding Date for such Aircraft. Upon receipt of any such substitute Funding Notice, the Pass Through Trustee of each Pass Through Trust then in existence shall comply with its obligations under Section 7.01 of the applicable Trust Supplement and thereafter the financing of such Aircraft, as specified in such substitute Funding Notice, shall take place on the re-scheduled Funding Date therefor (all on and subject to the terms and conditions hereof and of the applicable Financing Agreements) unless further postponed as provided herein.
     (g) [Reserved.]
     (h) [Reserved.]
     (i) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of any Pass Through Trustee to purchase Equipment Notes with respect to any Aircraft.
     (j) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled, at any time to request the issuance of Series A Equipment Notes in respect of the Aircraft to the Class A Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the Deposit Agreement.
     (k) Notice of Event of Loss. In the case of any Aircraft, if, prior to the date on which such Aircraft is subjected to a financing in the manner provided herein, an event has occurred and is continuing that constitutes an Event of Loss (as defined in (x) if at the time of the occurrence of such event such Aircraft was subject to an Existing Financing, the indenture and security agreement to which such Aircraft was then subject in connection with such Existing Financing or (y) if at the time of the occurrence of such event such Aircraft was not subject to an Existing Financing, the form of the Indenture annexed hereto, as such form is modified from time to time in accordance with the terms hereof) with respect to such Aircraft or that would constitute such an Event of Loss but for the requirement that notice be given or time elapse or both, the Company will as
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promptly as practicable (and, in any event, within 15 days after the occurrence of the relevant Event of Loss) give notice of such event to the Class A Pass Through Trustee and the Subordination Agent and instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a relevant Notice of Event of Loss Withdrawal (as defined in the Escrow and Paying Agent Agreement).
          SECTION 2. Conditions Precedent. The obligation of the Pass Through Trustee of each Pass Through Trust then in existence to enter into, and to cause the Subordination Agent to enter into, a Participation Agreement relating to any Aircraft as directed pursuant to a Funding Notice and to perform its obligations thereunder is subject to satisfaction of the following conditions:
     (a) no Triggering Event shall have occurred;
     (b) subject to Section 1(d)(iv) and the last paragraph of Section 1(d), the Company shall have delivered a certificate to each of the Class A Pass Through Trustee and the Class A Liquidity Provider stating that (i) such Participation Agreement and the other Financing Agreements to be entered into pursuant to such Participation Agreement comply with the Required Terms and (ii) if any substantive modifications of such Financing Agreements from the forms of Financing Agreements attached to this Note Purchase Agreement have been made, (x) such substantive modifications do not materially and adversely affect the holders of the Class A Certificates or the Class A Liquidity Provider and (y) if required pursuant to Section 1(d)(ii), the Company has obtained from each Rating Agency a Rating Agency Confirmation with respect to each Class of Certificates then rated by such Rating Agency with respect to such modifications, and such certification shall be true and correct;
     (c) such Pass Through Trustee shall not have received any notice pursuant to Section 1(k) of a relevant event with respect to such Aircraft; and
     (d) such Pass Through Trustee shall have received evidence that the lien of the applicable Existing Financing has been terminated with respect to such Aircraft and the filing of a release with the FAA and the filing of Uniform Commercial Code termination statements, and, if applicable, the registration of a discharge of any International Interest (as defined in the Indenture Form) registered on the International Registry (as defined in the Indenture Form), in each case with respect to such lien.
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Anything herein to the contrary notwithstanding, the obligation of the Pass Through Trustee of each Pass Through Trust then in existence to purchase Equipment Notes hereunder shall terminate on the Cut-Off Date.
          SECTION 3. Representations and Warranties.
     (a) Representations and Warranties of the Company. The Company represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (b) Representations and Warranties of U.S. Bank. U.S. Bank represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. U.S. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the
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United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;
     (ii) Due Authorization; No Conflicts. The execution and delivery by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of U.S. Bank, in its capacity as Subordination Agent, Class A Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (c) Representations and Warranties of the Class A Pass Through Trustee. The Class A Pass Through Trustee hereby confirms to each of the other parties hereto that its representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of the applicable Trust Supplement are true and correct as of the date hereof.
     (d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and
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of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;
     (ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;
     (iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent or contravenes the Subordination Agent’s articles of association or by-laws or results in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;
     (iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;
     (v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement or the Intercreditor Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by
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the Intercreditor Agreement or the Class A Liquidity Facility), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or the Class A Liquidity Facility); and
     (vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.
     (e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement, the Deposit Agreement and the Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the
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rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
     (f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:
     (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and the Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;
     (ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and
     (iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.
          SECTION 4. Covenants.
     (a) Covenants of the Company.
     (i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence.
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     (ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall, for as long as and to the extent required under Section 1110 in order that the Loan Trustee shall be entitled to any of the benefits of Section 1110 with respect to the Aircraft, remain a Certificated Air Carrier.
     (iii) Merger, Consolidation, Acquisition of the Company. The Company shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Pass Through Trustees, the Subordination Agent, the Escrow Agent and the Paying Agent an agreement containing the express assumption by such successor Person of the due and punctual performance and observance of each covenant and condition of this Note Purchase Agreement to be performed or observed by the Company. Upon any such consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Note Purchase Agreement with the same effect as if such successor Person had been named as the Company herein.
     (iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.
     (v) Issuance and Refinancing of Series B Equipment Notes. The Company shall not (A) issue any Series B Equipment Notes or (B) if any Series B Equipment Notes shall have been issued, redeem such Series B Equipment Notes and issue new Series B Equipment Notes, in each case, under any Indenture, unless Series B Equipment Notes shall be issued under all (and not less than all) of the Indentures then in effect and the Company shall have obtained a Rating Agency Confirmation with respect to the Class A Certificates in connection with such issuance or such redemption and issuance, as applicable. Any such issuance or redemption and issuance, as applicable, shall be subject to the terms of Section 8.01(c) or 8.01(d), as applicable, of the Intercreditor Agreement. If any Series B Equipment Notes are to be so issued, the Class B Pass Through Trustee shall execute and deliver an instrument (including, without limitation, a joinder agreement) by which the Class B Pass Through Trustee becomes a party hereto, and each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement (including, without limitation, any modifications of the
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Indenture Form and the Participation Agreement Form) and any other Operative Agreements as may be necessary or desirable to give effect to such issuance or redemption and issuance of any such Series B Equipment Notes and the issuance of pass through certificates by any pass through trust that acquires any such Series B Equipment Notes and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such Series B Equipment Notes (including, without limitation, to provide for payment of fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the “Class B Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and the “Class B Liquidity Provider” and, if the Class B Liquidity Facility is to be comprised of more than one instrument, to incorporate appropriate mechanics for multiple Liquidity Facilities for a single Pass Through Trust)).
     (vi) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company shall, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(a)(vi), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” have the respective meanings set forth in the Intercreditor Agreement.
     (b) Covenants by U.S. Bank.
     (i) Status as Citizen of the United States. U.S. Bank, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon U.S. Bank giving any such notice, U.S. Bank shall, subject to Section 8.01 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.
Note Purchase Agreement
2011-1 EETC

     (ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld: (A) U.S. Bank will act as Pass Through Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states; and (B) U.S. Bank will act as Subordination Agent solely through its offices within the Commonwealth of Massachusetts, except for such services as may be performed by it by independent agents acting in the ordinary course of business, but not directly by it, in other states.
     (c) [Reserved].
     (d) Covenants by the Pass Through Trustees.
     (i) Tax Forms of the Class A Pass Through Trustee. On or prior to the Issuance Date, the Class A Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company, the Subordination Agent, the Class A Liquidity Provider, the Escrow Agent, the Paying Agent and the Depositary.
     (ii) Tax Forms of the Class B Pass Through Trustee. If any Series B Equipment Notes shall be issued under any Indenture as provided in Section 4(a)(v), on or prior to the date such Series B Equipment Notes shall have been so issued, the Class B Pass Through Trustee shall have provided a completed and executed copy of IRS Form W-9 to each of the Company and the Subordination Agent and, if a Class B Liquidity Facility shall have been provided, to the Class B Liquidity Provider.
          SECTION 5. Depositary Downgrade and Replacement of Depositary.
     (a) Depositary Downgrade and Option to Replace. If (1) the Depositary’s Short-Term Rating issued by a Rating Agency is downgraded below P-1 by Moody’s or A-1+ by Standard & Poor’s, as applicable (each such minimum rating, a “Depositary Threshold Rating”), or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank meeting the terms and on the conditions set forth in Section 5(c) (a “Replacement Depositary”).
     (b) [Reserved.]
Note Purchase Agreement
2011-1 EETC

     (c) Terms and Preconditions for Replacement of Depositary.
     (i) Minimum Credit Ratings; Confirmation from Ratings Agency. Any Replacement Depositary may either be (x) one that meets the Depositary Threshold Ratings or (y) one that does not meet the Depositary Threshold Ratings, so long as, in the case of either of the immediately preceding clauses (x) and (y), the Company shall have obtained a Rating Agency Confirmation with respect to the Class A Certificates in connection with the replacement of the Depositary with such Replacement Depositary.
     (ii) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary. The Company shall also pay (x) any up-front fee of the Replacement Depositary and (y) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including, without limitation, all amounts payable to the Rating Agencies) incurred in connection with such replacement.
     (iii) Replacement Deposit Agreement; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for the Class A Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.
     (d) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the conditions set forth in Section 5(c), the Company shall instruct the Class A Pass Through Trustee, and the Class A Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreement) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreement).
     (e) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreement and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreement with the Replacement Deposit Agreement.
Note Purchase Agreement
2011-1 EETC

     (f) Effect of Replacement. Until the execution and delivery of the Replacement Deposit Agreement, the Deposit Agreement with the Depositary being replaced shall remain in full force and effect. Upon the execution and delivery of the Replacement Deposit Agreement, the Replacement Depositary shall be deemed to be the Depositary with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreement shall be deemed to be the Deposit Agreement hereunder and under the other Operative Agreements.
          SECTION 6. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents or waivers required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and given by United States registered or certified mail, return receipt requested, overnight courier service or facsimile, and any such notice shall be effective when received (or, if delivered by facsimile, upon completion of transmission and confirmation by the sender (by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.
          SECTION 7. Expenses. So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay:
     (a) Certain Liquidity Provider Fees. To the Subordination Agent when due an amount or amounts equal to the fees payable to the Class A Liquidity Provider under Section 2.03 of the Class A Liquidity Facility and under the related Fee Letter (as defined in the Intercreditor Agreement);
     (b) Under the Liquidity Facilities. To the Subordination Agent when due (i) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of the Class A Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding and (ii) any other amounts owed to the Class A Liquidity Provider by the Subordination Agent as borrower under the Class A Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (i) of this sentence);
     (c) Under the Pass Through Trust Agreements. All compensation and reimbursement of expenses, disbursements and advances payable by the Company under
Note Purchase Agreement
2011-1 EETC

the Pass Through Trust Agreements in respect of each Pass Through Trust then in existence;
     (d) Under the Intercreditor Agreement. All compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement; and
     (e) Escrow Agent and Paying Agent. In the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.
For purposes of this Section 7, the terms “Applied Downgrade Advance”, “Downgrade Advance” and “Investment Earnings” shall have the meanings specified in the Class A Liquidity Facility.
          SECTION 8. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.
          SECTION 9. Miscellaneous.
     (a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and each Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and each Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.
     (b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each
Note Purchase Agreement
2011-1 EETC

of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and Subsections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreement, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.
     (c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Underwriters, each of the beneficiaries of Section 7 hereof, and the Depositary as a beneficiary of Section 5(c)(ii) hereof) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 7 hereof (including, but not limited to, rights, powers, privileges, benefits, interests, remedies and claims under Section 7) or to the Depositary with respect to Section 5(c)(ii) hereof, each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.
          SECTION 10. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.
Note Purchase Agreement
2011-1 EETC
[Signature Pages Follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DELTA AIR LINES, INC.

By:	/s/ Paul A. Jacobson

	Name:	Paul A. Jacobson
	Title:	Senior Vice President and Treasurer

	Address:	1030 Delta Boulevard
Atlanta, Georgia 30354
Ref.: Delta Air Lines 2011-1 EETC
Attention: Treasurer
Telephone: (404) 715-6583
Facsimile: (404) 773-7345
Note Purchase Agreement
2011-1 EETC
Signature Page

U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity, except as otherwise provided herein, but solely as Class A Pass Through Trustee

By:	/s/ John G. Correia

	Name:	John G. Correia
	Title:	Vice President

	Address:	300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Ref.: Delta Air Lines 2011-1 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717

U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent

By:	/s/ John G. Correia

	Name:	John G. Correia
	Title:	Vice President

	Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta Air Lines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Note Purchase Agreement
2011-1 EETC
Signature Page

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent

By:	/s/ John G. Correia

	Name:	John G. Correia
	Title:	Vice President

	Address:	One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta Air Lines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent

By:	/s/ John G. Correia

	Name:	John G. Correia
	Title:	Vice President

	Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta Air Lines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Note Purchase Agreement
2011-1 EETC
Signature Page

SCHEDULE I to
NOTE PURCHASE AGREEMENT
AIRCRAFT AND EXISTING FINANCINGS

	U.S.		Airframe Model (including			Engine Model
	Registration	Airframe	generic manufacturer and	Airframe		(including generic
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	manufacturer and model)	Existing Financing
1.	N3737C	Boeing	737-832 (BOEING 737-800)	30799	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
2.	N3738B	Boeing	737-832 (BOEING 737-800)	30382	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
3.	N3739P	Boeing	737-832 (BOEING 737-800)	30541	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
4.	N3740C	Boeing	737-832 (BOEING 737-800)	30800	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
5.	N3741S	Boeing	737-832 (BOEING 737-800)	30487	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
6.	N3742C	Boeing	737-832 (BOEING 737-800)	30835	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
7.	N3743H	Boeing	737-832 (BOEING 737-800)	30836	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
8.	N3744F	Boeing	737-832 (BOEING 737-800)	30837	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
9.	N3745B	Boeing	737-832 (BOEING 737-800)	32373	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
10.	N3747D	Boeing	737-832 (BOEING 737-800)	32374	CFM International, Inc.	CFM56-7B24 (CFM CFM56-7)	2001-1 EETC
11.	N685DA	Boeing	757-232 (BOEING 757-200)	27588	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
12.	N686DA	Boeing	757-232 (BOEING 757-200)	27589	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
13.	N687DL	Boeing	757-232 (BOEING 757-200)	27586	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
Note Purchase Agreement
2011-1 EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	U.S.		Airframe Model (including			Engine Model
	Registration	Airframe	generic manufacturer and	Airframe		(including generic
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	manufacturer and model)	Existing Financing
14.	N688DL	Boeing	757-232 (BOEING 757-200)	27587	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
15.	N689DL	Boeing	757-232 (BOEING 757-200)	27172	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
16.	N690DL	Boeing	757-232 (BOEING 757-200)	27585	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
17.	N692DL	Boeing	757-232 (BOEING 757-200)	29724	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
18.	N693DL	Boeing	757-232 (BOEING 757-200)	29725	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
19.	N694DL	Boeing	757-232 (BOEING 757-200)	29726	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
20.	N695DL	Boeing	757-232 (BOEING 757-200)	29727	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
21.	N6714Q	Boeing	757-232 (BOEING 757-200)	30485	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
22.	N6715C	Boeing	757-232 (BOEING 757-200)	30486	Pratt & Whitney	PW2037 (PRATT & WHITNEY PW2037)	2001-1 EETC
23.	N169DZ	Boeing	767-332ER (BOEING 767-300)	29689	General Electric	CF6-80C2B6F (GE CF6-80C2)	2001-1 EETC
24.	N171DZ	Boeing	767-332ER (BOEING 767-300)	29690	General Electric	CF6-80C2B6F (GE CF6-80C2)	2001-1 EETC
Sch. I — 2
Note Purchase Agreement
2011-1 EETC

SCHEDULE I to
NOTE PURCHASE AGREEMENT
(Cont’d)

	U.S.		Airframe Model (including			Engine Model
	Registration	Airframe	generic manufacturer and	Airframe		(including generic
No.	No.	Manufacturer	model)	MSN	Engine Manufacturer	manufacturer and model)	Existing Financing
25.	N172DZ	Boeing	767-332ER (BOEING 767-300)	29691	General Electric	CF6-80C2B6F (GE CF6-80C2)	2001-1 EETC
26.	N173DZ	Boeing	767-332ER (BOEING 767-300)	29692	General Electric	CF6-80C2B6F (GE CF6-80C2)	2001-1 EETC
Sch. I — 3
Note Purchase Agreement
2011-1 EETC

SCHEDULE II to
NOTE PURCHASE AGREEMENT
TRUST SUPPLEMENT
Trust Supplement No. 2011-1A, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2011-1A.
Note Purchase Agreement
2011-1 EETC

SCHEDULE III to
NOTE PURCHASE AGREEMENT
REQUIRED TERMS
Equipment Notes
Obligor: The Company
Maximum Principal Amount:
The original principal amount and amortization schedule of the Series A Equipment Notes issued with respect to an Aircraft shall be as set forth in the following tables:
PRINCIPAL AMOUNTS OF SERIES A EQUIPMENT NOTES

Aircraft	Principal Amount
N3737C	$12,643,000.00
N3738B	12,450,000.00
N3739P	12,480,000.00
N3740C	12,510,000.00
N3741S	12,889,000.00
N3742C	12,865,000.00
N3743H	12,879,000.00
N3744F	13,001,000.00
N3745B	13,027,000.00
N3747D	12,914,000.00
N685DA	6,920,000.00
N686DA	7,827,000.00
N687DL	9,128,000.00
N688DL	7,808,000.00
N689DL	9,201,000.00
N690DL	8,281,000.00
N692DL	8,399,000.00
N693DL	8,045,000.00
Note Purchase Agreement
2011-1 EETC

Aircraft	Principal Amount
N694DL	8,164,000.00
N695DL	8,235,000.00
N6714Q	9,549,000.00
N6715C	9,765,000.00
N169DZ	15,641,000.00
N171DZ	15,968,000.00
N172DZ	15,963,000.00
N173DZ	16,198,000.00

$292,750,000.00

Sch. III-2
Note Purchase Agreement
2011-1 EETC

AMORTIZATION SCHEDULES
Series A Equipment Notes
Boeing 737-832
N3737C

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.5667258562
October 15, 2012	6.4195606264
April 15, 2013	6.0156368742
October 15, 2013	3.8404324923
April 15, 2014	3.6654063909
October 15, 2014	3.6900786206
April 15, 2015	3.7172780986
October 15, 2015	3.7286257217
April 15, 2016	4.1492903583
October 15, 2016	3.6612286641
April 15, 2017	3.6764617575
October 15, 2017	3.6939102270
April 15, 2018	3.7140246777
October 15, 2018	3.6419074587
April 15, 2019	39.8194321759
Series A Equipment Notes
Boeing 737-832
N3738B

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.5628640964
October 15, 2012	6.4198257028
April 15, 2013	6.0158856225
October 15, 2013	3.8405910040
April 15, 2014	3.6655580723
October 15, 2014	3.6902311647
April 15, 2015	3.7174318876
October 15, 2015	3.7287799197
April 15, 2016	4.1494619277
October 15, 2016	3.6613798394
April 15, 2017	3.6766137349
October 15, 2017	3.6940628112
April 15, 2018	3.7141782329
October 15, 2018	3.6420578313
April 15, 2019	39.8210781526
Note Purchase Agreement
2011-1 EETC

Sch. III-2

Series A Equipment Notes
Boeing 737-832
N3739P

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.5679297276
October 15, 2012	6.4194777244
April 15, 2013	6.0155594551
October 15, 2013	3.8403827724
April 15, 2014	3.6653592949
October 15, 2014	3.6900310897
April 15, 2015	3.7172303686
October 15, 2015	3.7285778045
April 15, 2016	4.1492369391
October 15, 2016	3.6611814103
April 15, 2017	3.6764143429
October 15, 2017	3.6938625000
April 15, 2018	3.7139769231
October 15, 2018	3.6418603365
April 15, 2019	39.8189193109
Series A Equipment Notes
Boeing 737-832
N3740C

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.5653310152
October 15, 2012	6.4196562750
April 15, 2013	6.0157266986
October 15, 2013	3.8404896882
April 15, 2014	3.6654612310
October 15, 2014	3.6901337330
April 15, 2015	3.7173337330
October 15, 2015	3.7286814548
April 15, 2016	4.1493524380
October 15, 2016	3.6612832134
April 15, 2017	3.6765166267
October 15, 2017	3.6939652278
April 15, 2018	3.7140801759
October 15, 2018	3.6419617106
April 15, 2019	39.8200267786
Note Purchase Agreement
2011-1 EETC

Sch. III-3

Series A Equipment Notes
Boeing 737-832
N3741S

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.5665820467
October 15, 2012	6.4195703313
April 15, 2013	6.0156462099
October 15, 2013	3.8404382031
April 15, 2014	3.6654121344
October 15, 2014	3.6900843355
April 15, 2015	3.7172839631
October 15, 2015	3.7286315463
April 15, 2016	4.1492968423
October 15, 2016	3.6612341532
April 15, 2017	3.6764674529
October 15, 2017	3.6939157421
April 15, 2018	3.7140304911
October 15, 2018	3.6419128714
April 15, 2019	39.8194936768
Series A Equipment Notes
Boeing 737-832
N3742C

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.4726877575
October 15, 2012	6.3803177614
April 15, 2013	5.9802649825
October 15, 2013	3.8038678585
April 15, 2014	3.6305712398
October 15, 2014	3.6575959580
April 15, 2015	3.6873890400
October 15, 2015	3.7015061796
April 15, 2016	3.5752279829
October 15, 2016	3.6390743879
April 15, 2017	3.6591787796
October 15, 2017	3.6822064516
April 15, 2018	3.7087531286
October 15, 2018	3.6418012437
April 15, 2019	40.7795572483
Note Purchase Agreement
2011-1 EETC

Sch. III-4

Series A Equipment Notes
Boeing 737-832
N3743H

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.4715949996
October 15, 2012	6.3803922665
April 15, 2013	5.9803348862
October 15, 2013	3.8039122603
April 15, 2014	3.6306137122
October 15, 2014	3.6576386365
April 15, 2015	3.6874321764
October 15, 2015	3.7015494215
April 15, 2016	3.5752697414
October 15, 2016	3.6391169345
April 15, 2017	3.6592215234
October 15, 2017	3.6822494759
April 15, 2018	3.7087964128
October 15, 2018	3.6418438543
April 15, 2019	40.7800336983
Series A Equipment Notes
Boeing 737-832
N3744F

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.4747870164
October 15, 2012	6.3801745250
April 15, 2013	5.9801307592
October 15, 2013	3.8037824014
April 15, 2014	3.6304898085
October 15, 2014	3.6575138835
April 15, 2015	3.6873062841
October 15, 2015	3.7014230444
April 15, 2016	3.5751477579
October 15, 2016	3.6389927698
April 15, 2017	3.6590966080
October 15, 2017	3.6821238366
April 15, 2018	3.7086697946
October 15, 2018	3.6417195600
April 15, 2019	40.7786419506
Note Purchase Agreement
2011-1 EETC

Sch. III-5

Series A Equipment Notes
Boeing 737-832
N3745B

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.4839674522
October 15, 2012	6.3795482460
April 15, 2013	5.9795437937
October 15, 2013	3.8034089967
April 15, 2014	3.6301334152
October 15, 2014	3.6571548323
April 15, 2015	3.6869443464
October 15, 2015	3.7010597989
April 15, 2016	3.5747968066
October 15, 2016	3.6386355262
April 15, 2017	3.6587374683
October 15, 2017	3.6817623398
April 15, 2018	3.7083058264
October 15, 2018	3.6413620941
April 15, 2019	40.7746390573
Series A Equipment Notes
Boeing 737-832
N3747D

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.4744297661
October 15, 2012	6.3801988540
April 15, 2013	5.9801536317
October 15, 2013	3.8037969645
April 15, 2014	3.6305036395
October 15, 2014	3.6575277993
April 15, 2015	3.6873204274
October 15, 2015	3.7014371999
April 15, 2016	3.5751613753
October 15, 2016	3.6390066594
April 15, 2017	3.6591106551
October 15, 2017	3.6821378349
April 15, 2018	3.7086840638
October 15, 2018	3.6417334676
April 15, 2019	40.7787976615
Note Purchase Agreement
2011-1 EETC

Sch. III-6

Series A Equipment Notes
Boeing 757-232
N685DA

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	9.9475942197
October 15, 2012	7.8740518786
April 15, 2013	7.3268829480
October 15, 2013	5.1936033237
April 15, 2014	4.9545859827
October 15, 2014	4.8924582370
April 15, 2015	4.8239656069
October 15, 2015	5.4945289017
April 15, 2016	5.2378193642
October 15, 2016	4.7487406069
April 15, 2017	4.6450238439
October 15, 2017	4.5262257225
April 15, 2018	4.3892738439
October 15, 2018	4.1780813584
April 15, 2019	21.7671641618
Series A Equipment Notes
Boeing 757-232
N686DA

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	9.6566251437
October 15, 2012	7.7499357353
April 15, 2013	7.2149956561
October 15, 2013	5.0780844513
April 15, 2014	4.8445303437
October 15, 2014	4.7898185767
April 15, 2015	4.7295021081
October 15, 2015	4.6473767727
April 15, 2016	5.1549936119
October 15, 2016	4.6624365657
April 15, 2017	4.5712122141
October 15, 2017	4.4667230101
April 15, 2018	4.3462665134
October 15, 2018	4.1490195477
April 15, 2019	23.9384797496
Note Purchase Agreement
2011-1 EETC

Sch. III-7

Series A Equipment Notes
Boeing 757-232
N687DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	7.0880023006
October 15, 2012	6.6459870727
April 15, 2013	6.2197745399
October 15, 2013	4.7612228309
April 15, 2014	4.5428690841
October 15, 2014	4.5173709465
April 15, 2015	4.4892606266
October 15, 2015	4.4409528922
April 15, 2016	4.2609637379
October 15, 2016	3.7890627739
April 15, 2017	3.7763494741
October 15, 2017	3.7617874671
April 15, 2018	3.7450002191
October 15, 2018	4.1632011394
April 15, 2019	33.7981948948
Series A Equipment Notes
Boeing 757-232
N688DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	7.0967091445
October 15, 2012	6.6453642418
April 15, 2013	6.2191915984
October 15, 2013	4.7607766393
April 15, 2014	4.5424433914
October 15, 2014	4.5169476178
April 15, 2015	4.4888399078
October 15, 2015	4.4405368852
April 15, 2016	4.2605644211
October 15, 2016	3.7887076076
April 15, 2017	3.7759956455
October 15, 2017	3.7614349385
April 15, 2018	3.7446492059
October 15, 2018	4.1628110912
April 15, 2019	33.7950276639
Note Purchase Agreement
2011-1 EETC

Sch. III-8

Series A Equipment Notes
Boeing 757-232
N689DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	7.0883384415
October 15, 2012	6.6459629388
April 15, 2013	6.2197520922
October 15, 2013	4.7612055211
April 15, 2014	4.5428527334
October 15, 2014	4.5173545267
April 15, 2015	4.4892444300
October 15, 2015	4.4409368547
April 15, 2016	4.2609483752
October 15, 2016	3.7890490164
April 15, 2017	3.7763357244
October 15, 2017	3.7617739376
April 15, 2018	3.7449866319
October 15, 2018	4.1631860667
April 15, 2019	33.7980727095
Series A Equipment Notes
Boeing 757-232
N690DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	7.0894604516
October 15, 2012	6.6458826229
April 15, 2013	6.2196769714
October 15, 2013	4.7611481705
April 15, 2014	4.5427977297
October 15, 2014	4.5172999638
April 15, 2015	4.4891901944
October 15, 2015	4.4408833474
April 15, 2016	4.2608968724
October 15, 2016	3.7890032605
April 15, 2017	3.7762901823
October 15, 2017	3.7617284144
April 15, 2018	3.7449414322
October 15, 2018	4.1631358532
April 15, 2019	33.7976645333
Note Purchase Agreement
2011-1 EETC

Sch. III-9

Series A Equipment Notes
Boeing 757-232
N692DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.9724999405
October 15, 2012	6.5964396952
April 15, 2013	6.1751077509
October 15, 2013	4.0048843910
April 15, 2014	4.4989885701
October 15, 2014	4.4784039767
April 15, 2015	4.4557109180
October 15, 2015	4.4130611978
April 15, 2016	4.2365401834
October 15, 2016	3.7610902488
April 15, 2017	3.7545029170
October 15, 2017	3.7469578521
April 15, 2018	3.7382596738
October 15, 2018	3.6429876176
April 15, 2019	35.5245650673
Series A Equipment Notes
Boeing 757-232
N693DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.9755413300
October 15, 2012	6.5962241144
April 15, 2013	6.1749057800
October 15, 2013	4.0047535115
April 15, 2014	4.4988413922
October 15, 2014	4.4782576756
April 15, 2015	4.4555651958
October 15, 2015	4.4129168428
April 15, 2016	4.2364017402
October 15, 2016	3.7609673089
April 15, 2017	3.7543801119
October 15, 2017	3.7468354257
April 15, 2018	3.7381374767
October 15, 2018	3.6428683654
April 15, 2019	35.5234037290
Note Purchase Agreement
2011-1 EETC

Sch. III-10

Series A Equipment Notes
Boeing 757-232
N694DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.9755320921
October 15, 2012	6.5962247673
April 15, 2013	6.1749064184
October 15, 2013	4.0047539196
April 15, 2014	4.4988418667
October 15, 2014	4.4782580843
April 15, 2015	4.4555656541
October 15, 2015	4.4129173199
April 15, 2016	4.2364021313
October 15, 2016	3.7609675404
April 15, 2017	3.7543806957
October 15, 2017	3.7468356198
April 15, 2018	3.7381379226
October 15, 2018	3.6428688143
April 15, 2019	35.5234071534
Series A Equipment Notes
Boeing 757-232
N695DL

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.9802524590
October 15, 2012	6.5958901032
April 15, 2013	6.1745929569
October 15, 2013	4.0045508197
April 15, 2014	4.4986136005
October 15, 2014	4.4780307225
April 15, 2015	4.4553396478
October 15, 2015	4.4126933819
April 15, 2016	4.2361871281
October 15, 2016	3.7607768063
April 15, 2017	3.7541900425
October 15, 2017	3.7466455373
April 15, 2018	3.7379482696
October 15, 2018	3.6426839101
April 15, 2019	35.5216046145
Note Purchase Agreement
2011-1 EETC

Sch. III-11

Series A Equipment Notes
Boeing 757-232
N6714Q

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.5692518588
October 15, 2012	6.4193868468
April 15, 2013	6.0154743952
October 15, 2013	3.8403284114
April 15, 2014	3.6653073620
October 15, 2014	3.6899789507
April 15, 2015	3.7171777149
October 15, 2015	3.7285250812
April 15, 2016	4.1491782386
October 15, 2016	3.6611295424
April 15, 2017	3.6763624463
October 15, 2017	3.6938101372
April 15, 2018	3.7139243900
October 15, 2018	3.6418087758
April 15, 2019	39.8183558488
Series A Equipment Notes
Boeing 757-232
N6715C

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.4692055300
October 15, 2012	6.3805553507
April 15, 2013	5.9804876600
October 15, 2013	3.8040094214
April 15, 2014	3.6307064004
October 15, 2014	3.6577321045
April 15, 2015	3.6875263697
October 15, 2015	3.7016440348
April 15, 2016	3.5753610855
October 15, 2016	3.6392099334
April 15, 2017	3.6593150026
October 15, 2017	3.6823435740
April 15, 2018	3.7088911418
October 15, 2018	3.6419368152
April 15, 2019	40.7810755760
Note Purchase Agreement
2011-1 EETC

Sch. III-12

Series A Equipment Notes
Boeing 767-332ER
N169DZ

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	7.0932947382
October 15, 2012	6.6456084010
April 15, 2013	6.2194203056
October 15, 2013	4.7609515376
April 15, 2014	4.5426103830
October 15, 2014	4.5171135477
April 15, 2015	4.4890049869
October 15, 2015	4.4406999552
April 15, 2016	4.2607210536
October 15, 2016	3.7888468768
April 15, 2017	3.7761343264
October 15, 2017	3.7615732370
April 15, 2018	3.7447869062
October 15, 2018	4.1629640049
April 15, 2019	33.7962697398
Series A Equipment Notes
Boeing 767-332ER
N171DZ

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.9759467059
October 15, 2012	6.5961953908
April 15, 2013	6.1748788828
October 15, 2013	4.0047360972
April 15, 2014	4.4988218312
October 15, 2014	4.4782381012
April 15, 2015	4.4555457791
October 15, 2015	4.4128976703
April 15, 2016	4.2363831413
October 15, 2016	3.7609509018
April 15, 2017	3.7543638527
October 15, 2017	3.7468190130
April 15, 2018	3.7381211799
October 15, 2018	3.6428525802
April 15, 2019	35.5232488727
Note Purchase Agreement
2011-1 EETC

Sch. III-13

Series A Equipment Notes
Boeing 767-332ER
N172DZ

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.9766149847
October 15, 2012	6.5961479672
April 15, 2013	6.1748344923
October 15, 2013	4.0047073858
April 15, 2014	4.4987894506
October 15, 2014	4.4782059763
April 15, 2015	4.4555137505
October 15, 2015	4.4128660026
April 15, 2016	4.2363526906
October 15, 2016	3.7609238865
April 15, 2017	3.7543369041
October 15, 2017	3.7467920817
April 15, 2018	3.7380943432
October 15, 2018	3.6428264111
April 15, 2019	35.5229936729
Series A Equipment Notes
Boeing 767-332ER
N173DZ

Percentage of Original
Principal Amount to be
Payment Date	Paid

October 15, 2011	0.0000000000%
April 15, 2012	6.9750269786
October 15, 2012	6.5962605877
April 15, 2013	6.1749399309
October 15, 2013	4.0047757131
April 15, 2014	4.4988662798
October 15, 2014	4.4782823805
April 15, 2015	4.4555898259
October 15, 2015	4.4129412890
April 15, 2016	4.2364251142
October 15, 2016	3.7609880232
April 15, 2017	3.7544009754
October 15, 2017	3.7468560316
April 15, 2018	3.7381582294
October 15, 2018	3.6428885665
April 15, 2019	35.5236000741
Note Purchase Agreement
2011-1 EETC

Sch. III-14

Indenture for Each Aircraft
Debt Rate (as such term is defined in clause (i) of the definition of “Debt Rate” in the form of Indenture and Security Agreement included as Exhibit C to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Indenture Form”)) for Series A (computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears): 5.30%.

Past Due Rate:	The lesser of (a) with respect to (i) any payment made to a Noteholder (as such term is defined in the Indenture Form) under any Series of Equipment Notes relating to such Aircraft, the Debt Rate then applicable to such Series plus 1% and (ii) any other payment made under any Operative Document (as such term is defined in the Indenture Form) to any other Person, the Debt Rate (as such term is defined in clause (ii) of the definition of “Debt Rate” in the Indenture Form) plus 1% (computed on the basis of a year of 360 days comprised of twelve 30-day months) and (b) the maximum rate permitted by applicable law.

Payment Dates:	April 15 and October 15 commencing with October 15, 2011.

Make-Whole Amount:	As provided in Article II of the Indenture Form.

Redemption:	As provided in Article II of the Indenture Form.

All-risk hull insurance:	Not less than 110% of the unpaid principal amount of the Equipment Notes relating to such Aircraft, subject to the Company’s right to self-insure on terms no more favorable to the Company in any material respect than those set forth in Section 7.06 of the Indenture Form.
Participation Agreement for Each Aircraft
The applicable Loan Trustee, the Subordination Agent, the Liquidity Providers, the Pass Through Trustees and the Escrow Agent shall be indemnified against Claims (as such term is defined in the Participation Agreement Form referred to below) to the extent set forth in Section 4.02 of the form of the Participation Agreement included as Exhibit B to the Note Purchase Agreement (as such form may be amended, supplemented or otherwise modified from time to time in accordance with terms of the Note Purchase Agreement, the “Participation Agreement Form”).
Note Purchase Agreement
2011-1 EETC

Sch. III-15

Prohibited Modifications
1.	The parties may not modify in any material adverse respect the Granting Clause of the Indenture Form so as to deprive the Noteholders or the Related Noteholders (as defined in the Indenture Form) of a first priority security interest in and mortgage lien on the Aircraft (as defined in the Indenture Form) or, to the extent assigned thereunder, the Warranty Rights (as defined in the Indenture Form) or to eliminate any of the obligations intended to be secured thereby, or otherwise modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Indenture Form) the provisions of Article II or Article III, or Sections 7.05(a) or 7.05(b) (insofar as such Sections relate to conditions to “Airframe” and “Engine” replacements), or Sections 4.01, 4.02, 5.02, 9.02, 10.04, 10.11, 10.12 or 10.15 of the Indenture Form or the provisions of the proviso to the second full sentence of Section 7.02(e) of the Indenture Form as regards the rights of the Loan Trustee (as defined in the Indenture Form) thereunder or the definition of “Make-Whole Amount” in Annex A to the Indenture Form.

2.	The parties may not modify in any material adverse respect as regards the interests of the Noteholders, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) the provisions of Sections 3.01(d), 3.01(f)(i), 3.01(r), 4.01(g), 4.01(h), 6.01(e), 6.01(f), 6.02(b), 6.02(c), 6.02(f), 7.03, 7.08 or 7.12 of the Participation Agreement Form, or the first sentence of Section 6.02(c) of the Participation Agreement Form, or the provisions of Sections 3.01(g), (h) or (i) of the Participation Agreement Form so as to eliminate the requirement to deliver to the Noteholders or the Loan Trustee (as defined in the Participation Agreement Form), as the case may be, the legal opinions to be provided to such Persons thereunder (recognizing that the lawyers rendering such opinions may be changed) or otherwise modify the terms of the Participation Agreement Form to deprive the Pass Through Trustees, the Subordination Agent, the Class A Liquidity Provider or the Loan Trustee (as defined in the Participation Agreement Form) of any indemnity, or right of reimbursement, for Claims in its favor.

3.	Nothing in the two immediately preceding paragraphs shall prohibit any modification of the Indenture Form or the Participation Agreement Form to give effect to the issuance or redemption and issuance of any Series B Equipment Notes or the issuance of pass through certificates by any pass through trust that acquires any such Series B Equipment Notes or to provide for any credit support for any pass through certificates relating to any such Series B Equipment Notes, in each case, as provided in Section 4(a)(v) of the Note Purchase Agreement.
Note Purchase Agreement
2011-1 EETC

Sch. III-16

ANNEX A to
NOTE PURCHASE AGREEMENT
DEFINITIONS
     (a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).
     (i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.
     (ii) References to Parts. All references in the Note Purchase Agreement to designated “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.
     (iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Note Purchase Agreement as a whole and not to any particular Section, Subsection, Schedule, Exhibit, Annex or other subdivision.
     (iv) Reference to Government. All references in the Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.
     (v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.
     (vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 6 of the Note Purchase Agreement.
     (vii) Reference to Persons. All references in the Note Purchase Agreement to a Person shall include successors and permitted assigns of such Person.
Annex A to
Note Purchase Agreement
2011-1 EETC

     (b) Definitions.
          “Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “Bankruptcy Code” means the United States Bankruptcy Code, 11 United States Code §§101 et seq., as amended from time to time, or any successor statutes thereto.
          “Basic Pass Through Trust Agreement” means that certain Pass Through Trust Agreement, dated as of November 16, 2000, between the Company and U.S. Bank (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms (but does not include any Trust Supplement).
          “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Atlanta, Georgia, Boston, Massachusetts, Wilmington, Delaware or, if different from the foregoing, the city and state in which any Loan Trustee, any Pass Through Trustee or the Subordination Agent maintains its Corporate Trust Office or receives and disburses funds.
          “Certificated Air Carrier” means an air carrier holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.
          “Certificates” means the pass through certificates issued by any Pass Through Trust (and any other pass through certificates for which such pass through certificates may be exchanged).
          “Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.
          “Class” means the class of Certificates issued by a Pass Through Trust.
Annex A to
Note Purchase Agreement
2011-1 EETC

          “Class A Certificates” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Class A Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class A Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class A Pass Through Trust” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Class A Pass Through Trust Agreement” has the meaning set forth in the third recital to the Note Purchase Agreement.
          “Class A Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Class B Certificates” means Certificates, if any, issued by any Class B Pass Through Trust (including, without limitation, any “Refinancing Certificates” (as such term is defined in the Intercreditor Agreement)).
          “Class B Liquidity Facility” has the meaning set forth in the Intercreditor Agreement.
          “Class B Liquidity Provider” has the meaning set forth in the Intercreditor Agreement.
          “Class B Pass Through Trust” means (i) initially, a grantor trust, if any, created pursuant to the applicable Pass Through Trust Agreement to facilitate the issuance and sale of pass through certificates in connection with the initial issuance of any Series B Equipment Notes, and (ii) any “Refinancing Trust” (as such term is defined in the Intercreditor Agreement) created in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes.
Annex A to
Note Purchase Agreement
2011-1 EETC

          “Class B Pass Through Trustee” means the trustee for any Class B Pass Through Trust.
          “Company” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Corporate Trust Office” has the meaning set forth in Section 1.01 of the Intercreditor Agreement.
          “Cut-Off Date” means the earlier of:
          (a) the day after the Delivery Period Termination Date; and
          (b) the date on which a Triggering Event occurs.
          “Delivery Period Termination Date” means the earlier of:
     (a) October 14, 2011; and
     (b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.
          “Deposit Agreement” has the meaning set forth in the sixth recital to the Note Purchase Agreement, subject to Section 5(f) of the Note Purchase Agreement.
          “Depositary” means, subject to Section 5(f) of the Note Purchase Agreement, The Bank of New York Mellon, a New York banking corporation.
          “Depositary Threshold Rating” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Deposits” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
Annex A to
Note Purchase Agreement
2011-1 EETC

          “Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of the Note Purchase Agreement and of such Indenture) and any Equipment Note issued under any such Indenture in exchange for or replacement of any other Equipment Note.
          “Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.
          “Escrow and Paying Agent Agreement” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “Existing Financing” has the meaning set forth in the second recital to the Note Purchase Agreement.
          “FAA” means the United States Federal Aviation Administration and any agency or instrumentality of the United States government succeeding to its functions.
          “Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.
          “Funding Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Funding Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.
          “Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.
Annex A to
Note Purchase Agreement
2011-1 EETC

          “holder”, with respect to any Certificate, means the Person in whose name such Certificate is registered in the Register.
          “Indenture” means with respect to an Aircraft, an indenture and security agreement substantially in the form of the Indenture Form to which such Aircraft shall have been subjected, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Indenture Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Initial Deposits” has the meaning set forth in the sixth recital to the Note Purchase Agreement.
          “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Issuance Date, among the Class A Pass Through Trustee, the Class A Liquidity Provider and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.
          “Issuance Date” means the date of the original issuance of the Class A Certificates.
          “Liquidity Facilities” means, collectively, the Class A Liquidity Facility and, if provided, the Class B Liquidity Facility.
          “Liquidity Providers” means, collectively, the Class A Liquidity Provider and, if any Class B Liquidity Facility shall have been provided, the Class B Liquidity Provider.
          “Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.
          “Moody’s” means Moody’s Investors Service, Inc.
Annex A to
Note Purchase Agreement
2011-1 EETC

          “Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Notice of Purchase Withdrawal” has the meaning set forth in Section 2.3(a) of the Deposit Agreement.
          “Operative Agreements” means, collectively, each Pass Through Trust Agreement, the Note Purchase Agreement, the Escrow and Paying Agent Agreement, the Deposit Agreement, each Liquidity Facility, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes shall have been issued, the Financing Agreements.
          “Participation Agreement” means with respect to an Aircraft, a participation agreement substantially in the form of the Participation Agreement Form relating to the financing of such Aircraft, as such agreement may be amended, supplemented or otherwise modified from time to time.
          “Participation Agreement Form” has the meaning set forth on Schedule III to the Note Purchase Agreement.
          “Pass Through Trust” means each of the separate grantor trusts that have been or will be created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Agreements.
          “Pass Through Trust Agreement” means each of the Trust Supplements relating to the Pass Through Trusts, together in each case with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.
          “Pass Through Trustee” means the trustee under each Pass Through Trust Agreement, together with any successor in interest and any successor or other trustee appointed as provided in such Pass Through Trust Agreement.
          “Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Annex A to
Note Purchase Agreement
2011-1 EETC

          “Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.
          “Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.
          “Rating Agencies” means, with respect to any Class of Certificates, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate such Class of Certificates and which shall then be rating such Class of Certificates. The initial Rating Agencies with respect to the Class A Certificates will be Moody’s and Standard & Poor’s.
          “Rating Agency Confirmation” means, in the case of any action or event that, pursuant to the express terms of the Note Purchase Agreement, requires a “Rating Agency Confirmation” with respect to any Class of Certificates in connection therewith, a written confirmation from each of the Rating Agencies then rating such Class of Certificates to the effect that such action or event would not result in (i) a reduction of the rating for such Class of Certificates by such Rating Agency below the then current rating for such Class of Certificates issued by such Rating Agency (before the downgrading of such rating, if any, as a result of the downgrading of the Depositary below the applicable Depositary Threshold Rating, if applicable) or (ii) a withdrawal or suspension of the rating of such Class of Certificates by such Rating Agency.
          “Register” means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to the Class A Pass Through Trust.
          “Replacement Deposit Agreement” means a deposit agreement substantially in the form of the replaced Deposit Agreement as shall permit the Rating Agencies to issue a Rating Agency Confirmation with respect to the Class A Certificates in connection with the replacement of the Depositary with the Replacement Depositary party to such deposit agreement.
          “Replacement Depositary” has the meaning set forth in Section 5(a) of the Note Purchase Agreement.
          “Required Terms” means the provisions set forth on Schedule III to the Note Purchase Agreement.
Annex A to
Note Purchase Agreement
2011-1 EETC

          “Section 1110” means Section 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy law in effect from time to time.
          “Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.
          “Series B Equipment Notes” means Equipment Notes, if any, issued under an Indenture and designated as “Series B” thereunder.
          “Short-Term Rating” means, for any entity, (a) in the case of Moody’s, the short-term unsecured debt rating of such entity, and (b) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.
          “Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
          “Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
          “Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.
          “Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.
          “Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.
          “Trust Supplements” means (i) that certain agreement supplemental to the Basic Pass Through Trust Agreement referred to in Schedule II to the Note Purchase Agreement and (ii) in the case of any Class B Certificates, if issued whether in connection with the initial issuance of any Series B Equipment Notes or in connection with any subsequent redemption of such Series B Equipment Notes and issuance of new Series B Equipment Notes, an agreement
Annex A to
Note Purchase Agreement
2011-1 EETC

supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of such Class B Certificates, (b) the issuance of such Class B Certificates representing fractional undivided interests in the Class B Pass Through Trust is authorized and (c) the terms of such Class B Certificates are established.
          “Underwriters” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “Underwriting Agreement” has the meaning set forth in the fourth recital to the Note Purchase Agreement.
          “United States” means the United States of America.
          “U.S. Bank” has the meaning set forth in the first paragraph of the Note Purchase Agreement.
Annex A to
Note Purchase Agreement
2011-1 EETC

EXHIBIT A to
NOTE PURCHASE AGREEMENT
FORM OF FUNDING NOTICE
FUNDING NOTICE
Dated as of [                    ]
To each of the addressees listed
     in Schedule A hereto
Re: Funding Notice in accordance with Note Purchase Agreement referred to below
Ladies and Gentlemen:
     Reference is made to the Note Purchase Agreement, dated as of April 5, 2011, among Delta Air Lines, Inc. (the “Company”), U.S Bank Trust National Association, as Class A Pass Through Trustee (as defined therein) (the “Class A Pass Through Trustee”) [and Class B Pass Through Trustee (as defined therein) (the “Class B Pass Through Trustee”)], U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and U.S. Bank Trust National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.
     Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:
(1)	The Funding Date of the Aircraft shall be [_________];

(2)	The Equipment Notes to be issued in respect of the Aircraft are described in Schedule C hereto, and the aggregate amount of each series of Equipment Notes to be issued, and purchased by the [Class A Pass Through Trustee][respective Pass Through Trustees referred to below (each, a “Pass Through Trustee”)], on the Funding Date, in connection with the financing of such Aircraft is as follows:
[(a)]	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[__________][; and
Note Purchase Agreement
2011-1 EETC

(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[__________]].
     The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Purchase Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Purchase Withdrawal to the [applicable] Escrow Agent.
     [If applicable, to include an instruction from the Company to the Class B Pass Through Trustee with respect to obtaining funds necessary to purchase the Series B Equipment Notes.]
     The Company hereby instructs the Class A Pass Through Trustee to (i) purchase the Series A Equipment Notes in an amount set forth with respect to the Class A Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Purchase Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.
     [The Company hereby instructs the Class B Pass Through Trustee to purchase the Series B Equipment Notes in an amount set forth with respect to the Class B Pass Through Trustee in clause (2) above with the amounts [describe the source of funds].]The Company hereby instructs [each] [the Class A] Pass Through Trustee to (a) enter into the Participation Agreement (N[____]) dated as of [__________] among the Company and U.S. Bank Trust National Association, as Loan Trustee, Subordination Agent and the Pass Through Trustee of each Pass Through Trust in existence as of the date thereof, substantially in the form previously provided, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such [Class A] Pass Through Trustee as are required thereby.
Yours faithfully,
Delta Air Lines, Inc.

By:
Name:
Title:
Note Purchase Agreement
2011-1 EETC

Schedule A to
Funding Notice
U.S. Bank Trust National Association, as
     [Class A] Pass Through Trustee
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Reference: Delta Air Lines 2011-1 EETC
Telephone: (302) 576-3703
Facsimile: (302) 576-3717
U.S. Bank Trust National Association, as
     Subordination Agent and Paying Agent
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
U.S. Bank National Association, as
     Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
The Bank of New York Mellon, as
     Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2011-1 EETC
Telephone: (212) 815-4812
Facsimile: (212) 815-5704
Standard & Poor’s Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention: Betsy Snyder
Note Purchase Agreement
2011-1 EETC

Reference: Delta Air Lines 2011-1 EETC
Telephone: (212) 438-7811
Facsimile: (212) 438-7820
Moody’s Investors Service, Inc.
7 World Trade Center at 250 Greenwich Street
New York, New York 10007
Attention: Jonathan Root, Vice President — Senior Analyst
     Airlines, Municipal Solid Waste, Shipping Sectors
Reference: Delta Air Lines 2011-1 EETC
Telephone: (212) 553-1672
Facsimile: (212) 298-6481
Note Purchase Agreement
2011-1 EETC

Schedule B to
Funding Notice
Aircraft
One Boeing [Model] aircraft bearing U.S. Registration Mark ________ and manufacturer’s serial number ____ together with two [Engine Manufacturer and Model] engines bearing manufacturer’s serial numbers _____ and ____.
Note Purchase Agreement
2011-1 EETC

Schedule C to
Funding Notice
Equipment Notes

Relevant Pass	Series of Equipment		Original Principal
Through Trustee	Notes	Equipment Note No.	Amount
Class A Pass Through Trustee	Series 2011-1A-N____	No. __	$__________

[Class B Pass Through Trustee]	[Series 2011-1B-N____]	[No. __]	[$__________]
Note Purchase Agreement
2011-1 EETC

Annex A to
Funding Notice
WITHDRAWAL CERTIFICATE
(Class A)
U.S. Bank National Association,
as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Reference: Delta Air Lines 2011-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683
Ladies and Gentlemen:
     Reference is made to the Escrow and Paying Agent Agreement (Class A), dated as of April 5, 2011 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Purchase Withdrawal and immediately transmit by facsimile to the Depositary, at The Bank of New York Mellon, as Depositary, 101 Barclay Street, Floor 8W, New York, New York 10286, attention: Corporate Finance, Mary Miselis, Vice President, Reference: Delta Air Lines 2011-1 EETC, telephone: (212) 815-4812, facsimile: (212) 815-5704.
     Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours, U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Pass Through Trustee
By:
Name:
Title:

Dated: As of [__________ __, 20__]
Note Purchase Agreement
2011-1 EETC

Exhibit A to
Funding Notice
NOTICE OF PURCHASE WITHDRAWAL
The Bank of New York Mellon,
as Depositary
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Finance, Mary Miselis, Vice President
Reference: Delta Air Lines 2011-1A EETC
Telephone: (212) 815-4812
Telecopier: (212) 815-5704
Ladies and Gentlemen:
     Reference is made to the Deposit Agreement (Class A) dated as of April 5, 2011 (the “Deposit Agreement”) between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary (the “Depositary”).
     In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].
The undersigned hereby directs the Depositary to pay the entire amount of the Deposit to [Delta Air Lines, Inc. at [___]] [the Pass Through Trustee at [___]]1 on [_________], 20___, upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent

By
Name:
Title:

Dated: As of [__________ __, 20___]

[1]	If there are any excess amounts that would need to be re-deposited pursuant to the applicable Funding Notice, the account to be specified here should be that of the Pass Through Trustee. If there are no such excess amounts, the account number to be specified here should be that of Delta.
Note Purchase Agreement
2011-1 EETC

EXHIBIT B to
NOTE PURCHASE AGREEMENT
FORM OF PARTICIPATION AGREEMENT
[Filed separately as Exhibit 4.9]
Note Purchase Agreement
2011-1 EETC

EXHIBIT C to
NOTE PURCHASE AGREEMENT
FORM OF INDENTURE
[Filed separately as Exhibit 4.10]
Note Purchase Agreement
2011-1 EETC